SUBSEQUENT EVENTS	3 Months Ended	12 Months Ended
	Nov. 30, 2012	Aug. 31, 2012
SUBSEQUENT EVENTS [Abstract]
SUBSEQUENT EVENTS
NOTE 6 - SUBSEQUENT EVENTS:

a.
On December 20, 2012, 20,000 options were granted to a director at an exercise price of $6.00 per share (higher than the traded market price on the date of grant). The options vest in two equal annual installments, commencing January 1, 2013, and expire on December 19, 2022. The fair value of these options on the date of grant was $41,402, using the Black Scholes option-pricing model and was based on the following assumptions: dividend yield of 0% for all years; expected volatility of 64.35%; risk-free interest rates of 1.01%; and expected term of 5.75 years.

b.
On December 20, 4,667 options were granted to an employee of the Subsidiary, at an exercise price of $6.00 per share (higher than the traded market price on the date of grant). The options vest in two annual installments of 2,334 and 2,333, commencing June 1, 2013, and expire on December 19, 2022. The fair value of these options on the date of grant was $9,660, using the Black Scholes option-pricing model and was based on the following assumptions: dividend yield of 0% for all years; expected volatility of 64.35%; risk-free interest rates of 1.01%; and expected term of 5.75 years.

c.
On January 10, 2013, the Company's board of directors have approved a reverse stock split at a ratio of one-for-twelve, effective January 22, 2013, which decreased the number of common shares issued and outstanding as of November 30, 2012, from approximately 86.5 million shares to approximately 7.2 million shares and the number of authorized common shares from approximately 200 million shares to approximately 16.7 million shares. All share and per share amounts included in the consolidated financial statements have been adjusted retroactively to reflect the effects of the reverse stock split.

NOTE 17 - SUBSEQUENT EVENTS:

a.	In September 2012, the Company issued 5,652 shares of its common stock and 2,826 common stock purchase warrant to an investor. See also note 10g.

b.
Between  September and November 2012,  the Company entered into Securities Purchase Agreements with a number of investors for the sale of 329,832 units at a purchase price of $4.44 per unit for total consideration of $1,464,425. Each unit consisted of one share of the Company's common stock and one common stock purchase warrant. Each warrant entitles the holder to purchase 0.50 a share of common stock exercisable for five years at an exercise price of $6.00 per share. The investors were granted customary registration rights with respect to resales of shares, including the shares underlying the warrants.  In addition, the Leading Investor, who purchased 405,405 of the units, was granted the right to maintain its percentage of the shares of the Company's common stock outstanding by purchasing more shares whenever the Company proposes to issue certain additional shares to other investors.  Such right only exists so long as such investor holds at least 5% of the Company's outstanding common stock.  In addition, such investor's warrants contain full ratchet anti-dilution protection and cashless exercise provisions not contained in the other investors' warrants.  The terms of the Leading Investor's Securities Purchase Agreement are substantially the same as those from 2011.  See note 10a above.

As finder's fee, in connection with the securities purchase agreements, the Company paid   cash consideration of $5,385 and might be required to pay additional $7,500, as well as issued 1,127 shares of the Company's common stock 564 common stock purchase warrant for other individual. The Company will also issue 12,745 shares of the Company's common stock and 6,373 common stock purchase warrant to a director as finder's fee with respect to the Securities Purchase Agreements described above and in note 10g.

c.
On September 27, 2012, the Subsidiary entered into a Master Services Agreement with Medpace, Inc. ("Medpace"), to retain it as a CRO, for its upcoming Phase 2 clinical trial for an oral insulin capsule, that is expected to start in the first calendar quarter of 2013 in the United States. As consideration for its services, the subsidiary will pay Medpace a total amount of approximately $3,500,000 that will be paid during the term of the engagement and based on achievement of certain milestones.

d.
On October 30, 2012, the Company entered into a Securities Purchase Agreement with D.N.A, according to which, the Company issued on that day to D.N.A 199,172 shares of its common stock, valued at approximately $628,630 at the day of the transaction, in consideration for the option to purchase up to 21,637,611 ordinary shares of D.N.A with no additional cost. Following the exercise of the option by the Company, it will hold approximately 14.5% of D.N.A shareholders equity, including D.N.A shares that were received in March 2011, see note 5.

In addition, as a result of this agreement with D.N.A, and pursuant to the adjustment terms of the 2011 Warrants held by the Leading Investor, as described in note 10a and 10g,  the Company further amended the 2011 Warrants by: (i) reducing the exercise price from $0.37 to $0.3138 and (ii) increasing the number of shares issuable upon the exercise of the 2011 Warrants from 2,956,081 to 3,485,500.

e.
On November 29, 2012, the Company and the Leading Investor entered into a letter agreement (the "Agreement") in connection with three warrants issued by the Company to the Leading Investor in January 2011, August 2012 and November 2012 (together, the "Three Warrants"). Pursuant to the Agreement, the Company and the Leading Investor agreed to amend the Three Warrants to provide that the anti-dilution protection of each of the Three Warrants shall be removed in its entirety. In addition, as to the Warrants issued in August and November 2012, the parties agreed that the exercise price shall be reduced to $3.7656. On that day, the Company also issued to the Leading Investor a Common Stock Purchase Warrant (the "New Warrant") pursuant to which, the Leading Investor shall have the right to purchase up to 137,311 shares of the common stock of the Company over a period of four years at an exercise price of $7.2 per share.

In addition to the New Warrant, Nadav Kidron, the Company's President, Chief Executive Officer and director, in his personal capacity as a shareholder of the Company, undertook and agreed that following the execution and delivery of the Agreement, in the event that an adjustment pursuant to the anti-dilution protection of any of the Three Warrants (had it not been amended by the Agreement thereof) would have been triggered and the number of shares of common stock of the Company that the Leading Investor would have been able to purchase under the Three Warrants would have increased by an aggregate number in excess of 137,311 shares, then the Leading Investor shall have the right to purchase from Mr. Kidron such number of shares of common stock of the Company owned by Mr. Kidron equal to such excess, up to a maximum of 112,690 shares of common stock of the Company at an exercise price of $3.7656. The foregoing right shall survive until the termination of such Three Warrants.

f.
On January 10, 2013, the Company's board of directors have approved a reverse stock split at a ratio of one-for-twelve, effective January 22, 2013, which decreased the number of common shares issued and outstanding as of August 31, 2012, from approximately 80.1 million shares to approximately 6.7 million shares and  the number  of authorized common shares from approximately 200 million shares to approximately 16.7 million shares. All share and per share amounts included in the consolidated financial statements have been adjusted retroactively to reflect the effects of the reverse stock split.